EXHIBIT 99.2

PRO FIT OPTIX HOLDING COMPANY, LLC

Contents

Condensed Consolidated Financial Statements

Condensed Consolidated Balance Sheets as of March 31, 2015 (unaudited) and December 31, 2014	1-2
Condensed Consolidated Statements of Operations for the three months ended March 31, 2015 and 2014 (unaudited)	3
Condensed Consolidated Statements of Members’ Deficit for the three months ended March 31, 2015 (unaudited)	4
Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2015 and 2014 (unaudited)	5-6

Notes to Condensed Consolidated Financial Statements (unaudited)	7-58

PRO FIT OPTIX HOLDING COMPANY, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current assets:

Cash	$48,040	$75,536
Accounts receivable, net	658,547	410,547
Inventories, net	907,050	873,977
Debt issue costs	472,963	581,305
Prepaid expenses and other current assets	283,187	240,145
Total current assets	2,369,787	2,181,510
Property and equipment, net	250,372	318,528
Deferred costs	293,732	293,732
Other assets	80,159	80,441
Total assets	$2,994,050	$2,874,211

LIABILITIES AND MEMBERS’ DEFICIT

Current Liabilities:

Accounts payable	$2,603,815	$2,174,636
Accrued liabilities	1,844,223	1,234,038
Accrued interest, related parties	963,836	889,110
Notes payable, related parties – current portion	32,053	3,133,408
Notes payable, net of discount – current portion	-	2,888,609
Derivative obligation	489,709	1,134,690
General unsecured claims – current portion	42,335	42,335
Total current liabilities	5,975,971	11,496,826

Notes payable, related parties – net of current portion	4,579,681	1,443,624
Notes payable, net of discount – net of current portion	5,077,862	-
Deferred revenue	2,582,198	2,582,198
Royalty obligation	1,500,000	1,500,000
General unsecured claims – net of current portion	28,005	37,296
Total long-term liabilities	13,767,746	5,563,118
Total liabilities	$19,743,717	$17,059,944

See accompanying notes to unaudited interim condensed consolidated financial statements

PRO FIT OPTIX HOLDING COMPANY, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)

	March 31, 2015	December 31, 2014
	(Unaudited)

Commitments and Contingencies

Members’ deficit:
Capital units, no par value;
8,819.20 and 9,619.20 issued and outstanding at March 31, 2015 and December 31, 2014, respectively	3,912,328	4,352,328
Subscription receivable	-	(440,000)
Accumulated deficit	(20,661,995)	(18,098,061)
Total members’ deficit	(16,749,667)	(14,185,733)
Total liabilities and members’ deficit
	$2,994,050	$2,874,211

See accompanying notes to unaudited interim condensed consolidated financial statements

PRO FIT OPTIX HOLDING COMPANY, LLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

	2015	2014
Net sales	$765,791	$834,796
Cost of sales	526,918	656,679
Gross profit	238,873	178,119

Operating Expenses
Personnel costs	1,103,394	862,794
General and administrative	630,965	349,178
Legal and professional fees	198,204	166,105
Sales and marketing	152,725	196,168
Depreciation and amortization	68,156	77,620
Bad debt expense	2,044	59,665
Total operating expenses	2,155,488	1,711,530
Operating loss	(1,916,615)	(1,533,411)

Non operating (income) expenses
Other income	(222,213)	(515)
Interest expense, related parties	74,726	74,131
Interest expense, other	1,571,616	63,034
Fair value changes of derivative instruments, net	(776,810)	-
Total non operating (income) expenses	647,319	136,650
Loss before income taxes	(2,563,934)	(1,670,061)
Income taxes	-	-
Net loss	$(2,563,934)	$(1,670,061)

See accompanying notes to unaudited interim condensed consolidated financial statements

PRO FIT OPTIX HOLDING COMPANY, LLC

CONDENSED CONSOLIDATED STATEMENTS OF MEMBERS’ DEFICIT
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015

	Members’
	Capital	Subscription	Accumulated	Members’
	Accounts	Receivable	Deficit	Deficit

Balances at December 31, 2014	$4,352,328	$(440,000)	$(18,098,061)	$(14,185,733)
Cancellation of units subscribed	(440,000)	440,000	-	-
Net loss	-	-	(2,563,934)	(2,563,934)

Balances at March 31, 2015	$3,912,328	$-	$(20,661,995)	$(16,749,667)

See accompanying notes to unaudited interim condensed consolidated financial statements

PRO FIT OPTIX HOLDING COMPANY, LLC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

	2015	2014
Cash flow from operating activities:
Net loss	$(2,563,934)	$(1,670,061)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	68,156	77,620
Provision for doubtful accounts	2,044	59,665
Accrued interest expense – related parties	74,726	74,131
Amortization of debt issue costs	306,623	-
Amortization of debt discount	900,183	-
Change in fair value of derivative, net	(776,810)	-

Changes in assets and liabilities, net of acquisition:
Accounts receivable, net	(250,044)	(60,667)
Inventories, net	(33,073)	171,573
Prepaid expenses	(43,041)	(19,635)
Other assets	282	(11,289)
Accounts payable	429,179	258,130
Accrued expenses and other liabilities	610,184	66,852
Net cash used in operating activities	(1,275,525)	(1,053,681)

Cash flows from investing activities:
Purchase of property, plant and equipment	-	(103,631)
Net cash used in investing activities	-	(103,631)

Cash flows from financing activities:
Proceeds from long-term debt, net of debt issue costs	1,288,161	1,252,649
Repayment on long-term debt	(40,132)	(52,503)
Net cash provided by financing activities	1,248,029	1,200,146

Net (decrease) increase in cash	(27,496)	42,834
Cash, beginning of period	75,536	92,579
Cash, end of period	$48,040	$135,413

See accompanying notes to unaudited interim condensed consolidated financial statements

PRO FIT OPTIX HOLDING COMPANY, LLC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

	2015	2014
Supplemental cash flow information:
Cash paid during the periods for:
Interest	$123,846	$32,469
Non-cash investing and financing activities:
Debt issuance costs related to issuance of warrants	9,765	-
Debt discount related to issuance of warrants	122,064	-
Derivative obligation related to issuance of warrants	131,829	-
Cancellation of shares subscribed	440,000	-

See accompanying notes to unaudited interim condensed consolidated financial statements

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies

Description of the Business

Pro Fit Optix Holding Company, LLC (“Holding”) and its wholly-owned subsidiary Pro Fit Optix, Inc. (“Optix”) were organized for the manufacturing and distribution of eyewear through proprietary manufacturing, ordering and delivery systems that reduce cost to eyewear providers.

Optix, a Wyoming corporation, was incorporated on May 7, 2009. On February 9, 2011, Optix filed a voluntary petition for reorganization pursuant to a Chapter 11 Plan of Reorganization as entered in Optix’s bankruptcy in case no. 11~13387 (the "Chapter 11 Case") under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Florida. On May 2, 2011, Optix filed a Plan of Reorganization which was approved in August 2011. Pursuant to the Plan of Reorganization, debtor-in-possession financing was provided by HCA DIP Capital Fund, LLC.

Holding was formed on February 9, 2011 and is a limited liability company organized under the laws of the State of Florida. Holding was previously known as HCA DIP Capital Fund, LLC which was formed to provide and did provide debtor-in-possession financing as a lender to Optix. The members of HCA DIP Capital Fund, LLC were majority stockholders of Optix prior to its reorganization.

On May 17, 2012, Optix successfully emerged from bankruptcy and, in exchange for the outstanding debtor-in-possession financing, issued all of the outstanding shares of its new common stock to Holding and became a wholly owned subsidiary.

Three additional wholly owned subsidiaries of Holding, PFO Technologies, LLC (“Tech”), PFO Optima, LLC (“Optima”) and PFO MCO, LLC (“MCO”) were incorporated on February 17, 2014, May 23, 2013 and July 5, 2013, respectively. Holding, Optix, Tech, Optima, and MCO are collectively referred to herein as the “Company”.

MCO manufactures and delivers complete eyewear, prescription lenses and related services to the managed care insurance industry, which services the Medicaid and Medicare entitlement programs, independent eye care providers and accountable care organizations. Optima distributes distortion free polycarbonate lenses under the Resolution® brand name. Tech’s focus is on the development of disruptive technologies for the eyewear industry and supports the research and development of other business units of the Company. The developed products under Tech currently include:

•	SmartCalc - proprietary software used to manufacture fully digital lens designs. Certain Company lenses are produced following the SmartCalc software calculation.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Description of the Business (continued)

•	SmartEyewear Online Ordering System - a B2B online ordering software system which allows eye care providers to quickly provide all necessary information for each patient’s eyewear package and unique use. It integrates the optical provider directly with the PFO worldwide lab system. The Company utilizes this system for all of its electronic ordering.

•	eyeX[3] - proprietary laser guided three-dimensional frame scanning system. It alleviates the need for frames to be sent to an optical lab and instead permits the optical providers to keep the frames in-house and insert the manufactured lenses when received.

•	Safety Kiosk - Virtual Try On – proprietary software developed for a major global safety eyewear manufacturer customer to develop a virtual web based try on technology to be used in kiosks maintained by such customer. The contract term commenced in 2014.

The Company is headquartered in Irving, Texas where primarily all corporate functions are performed as well as the support, sales and warehousing for all MCO and Tech products and services. Optima has a facility in Stratford, Connecticut of which the primary function is to support the sales, administration and warehousing of the Optima products. The Company utilizes a third party frame provider, Hong Kong Optical in Shenzhen, China (“HKO”) which sells frames to the Company and warehouses them in their facility until such time as the frames are released to designated laboratories to be fit with a lens. HKO is responsible to track and manage inventory on behalf of the Company from the point of purchase to the shipment of the frames to the laboratories.

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission (“SEC”) for interim financial information. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s audited financial statements and footnotes thereto for the fiscal year ended December 31, 2014 included in this Form 8-K/A. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to such rules and regulations.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Basis of Presentation (Continued)

The condensed consolidated financial statements reflect all adjustments (consisting primarily of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the Company’s consolidated financial position and the results of operations. The operating results for the three months ended March 31, 2015 are not necessarily indicative of the results to be expected for the full fiscal year 2015 or for any other interim period. The December 31, 2014 condensed consolidated balance sheet has been derived from the audited financial statements as of that date, but does not include all disclosures required by GAAP.

Principles of Consolidation

The condensed consolidated financial statements include the accounts of Pro Fit Optix Holding Company, LLC and its wholly owned subsidiaries: Pro Fit Optix, Inc., PFO MCO, LLC, PFO Optima, LLC and PFO Technologies, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

Business Combinations

Results of operations for acquired companies are included in the Company’s condensed consolidated results of operations from the date of acquisition. The Company recognizes separately from goodwill, any identifiable assets acquired, including acquired in-process research and development, and the liabilities assumed in the acquiree generally at the acquisition date fair values as defined by accounting standards related to fair value measurements. As of the acquisition date, any goodwill is measured as the excess of consideration given, generally measured at fair value, net of the acquisition date fair values of the identifiable assets acquired and the liabilities assumed. Direct acquisition costs are expensed as incurred.

Segment Information

Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions on how to allocate resources and assess performance. The Company's chief operating decision maker is its Chief Executive Officer. The Company and its Chief Executive Officer view the Company's operations and manage its business as one operating segment. All revenues and long-lived assets of the Company are earned and reside in the United States.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s significant estimates include the allowance for doubtful accounts, sales allowances, recoverability of long lived assets, valuation allowance for deferred income tax assets, fair value of assets acquired and liabilities assumed, fair value of derivative liabilities and valuation of stock options and equity transactions. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

Cash and Cash Equivalents

For purposes of the condensed consolidated statement of cash flows, the Company considers all highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents. The Company maintains its cash and cash equivalents with financial institutions which balances may exceed the federally insured limits. Federally insured limits are $250,000 for interest and noninterest deposits. At March 31, 2015, the Company had no deposits in excess of federally insured limits.

Accounts Receivable

The Company does business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances. The Company’s allowance for doubtful accounts was approximately $412,000 and $410,000, at March 31, 2015 and December 31, 2014, respectively.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Inventories

In assessing the value of inventories, the Company makes estimates and judgments regarding aging of inventories and other relevant issues potentially affecting the saleable condition of products and estimated prices at which those products will sell. On an ongoing basis, the Company reviews the carrying value of its inventory, measuring number of months on hand and other indications of salability. The Company reduces the value of inventory if there are indications that the carrying value is greater than market, resulting in a new, lower-cost basis for that inventory. Subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis. While estimates are involved, historically, obsolescence has not been a significant factor due to long product dating and lengthy product life cycles. Inventories consist of finished product and are stated at the lower of cost, determined using the first-in first-out method, or market.

Debt Issue Costs

The Company amortizes debt issue costs to interest expense over the life of the associated debt instrument.

Shipping and Handling Costs

The Company charges customers for shipping and handling costs except for orders that are shipped directly to customers from the Company’s third party lens provider, HKO. Shipping and handling costs are classified as Revenues and Cost of Revenues in the Condensed Consolidated Statements of Operations.

Property and Equipment

Property and equipment are stated at cost. Depreciation on property and equipment is calculated on the straight-line basis over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the lease term or their estimated useful life. Maintenance and repairs are expensed as incurred; expenditures that enhance the value of property or extend the useful lives are capitalized. When assets are sold or returned, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in income.

The Company capitalizes certain website development costs incurred in designing, developing, testing and implementing enhancements to its website. These website development costs are amortized over the enhancement’s estimated useful life.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Property and Equipment (Continued)

In addition to website development costs, capitalized software includes internally developed software to be sold, licensed or leased. The Company capitalizes internally developed software costs under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 985, “Software” which prescribes that capitalization of development costs of software products begins once the technological feasibility of the product is established. Capitalization ceases when such software is ready for general release, at which time amortization of the capitalized costs begins. Amortization of capitalized internally developed software is computed as the greater of: (a) the amount determined by the ratio of the product’s current revenue to its total expected future revenue or (b) the straight-line method over the product’s estimated useful life, generally three years. The Company has used the straight-line method to amortize such capitalized costs.

Impairment of Long-Lived Assets

The Company evaluates its long-lived assets for possible impairment whenever circumstances indicate that the carrying amount of the asset, or related group of assets, may not be recoverable from estimated future cash flows in accordance with accounting guidance. If circumstances suggest the recorded amounts cannot be recovered, based upon estimated future undiscounted cash flows, the carrying values of such assets are reduced to fair value. No impairment charges were recorded for long-lived assets for the periods ended March 31, 2015 and 2014.

Research and Development

Research and development costs relate to products under development by the Company and software development costs for which technological feasibility has not been established. Research and development costs are expensed as incurred and totaled approximately $4,000 and $0 for the periods ended March 31, 2015 and 2014, respectively.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Income Taxes

The Company accounts for income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740, “Accounting for Income Taxes,” which requires that the Company recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company’s condensed consolidated financial statements and tax returns. Deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The Company provides a valuation allowance against deferred tax assets if it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by taxing authorities, based on technical merits of the tax position. The evaluation of an uncertain tax position is based on factors that include, but are not limited to, changes in the tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit and changes in facts or circumstances related to a tax position. Any changes to these estimates based on the actual results obtained and or a change in assumptions, could impact the Company’s tax provision in future periods. The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for federal and state income taxes. The Company did not record any interest or penalties on uncertain tax positions in the accompanying condensed consolidated balance sheets and statements of operations for the periods ended March 31, 2015 and 2014. Federal, state and local authorities may examine the Company’s income tax returns for three years from the date of filing and the December 31, 2014 tax returns and prior three years remain subject to examination as of March 31, 2015.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Revenue Recognition

Revenue is derived from eyewear sales, technology sales, software revenue and term licensing revenue and is recorded in the period in which the goods are delivered or services are rendered and when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the sales price to the customer is fixed or determinable, and collection is reasonably assured. The Company reduces revenue for estimated discounts, sales incentives, estimated customer returns, and other allowances and present revenue, net of taxes collected from customers and remitted to governmental authorities.

Eyewear Sales

The Company recognizes product revenue upon shipment provided that there is persuasive evidence of an arrangement, there are no uncertainties regarding customer acceptance, the sales price is fixed and determinable, and collection of the resulting receivable is reasonably assured.

Technology Sales

Revenue and the related cost of sales on sales of the Company’s laser tracing system, eyeX3, are recognized when risk of loss and title passes, which is generally at the time of shipment. For the periods ended March 31, 2015 and 2014, the Company recorded revenues of $52,000 and $0, respectively, related to sales of its eyeX3 product.

Software Revenue

The Company enters into arrangements to deliver multiple products or services (multiple-elements). The Company applies software revenue recognition rules and multiple-elements arrangement revenue guidance. Significant management judgments and estimates are made and used to determine the revenue recognized in any accounting period. Material differences may result in changes to the amount and timing of the Company’s revenue for any period if different conditions were to prevail.

The Company applies ASC 605-35 for fixed fee arrangements in which the Company uses the percentage of completion method to recognize revenue when reliable estimates are available for the costs and efforts necessary to complete the implementation services. When such estimates are not available, the completed contract method is utilized. Under the completed contract method, revenue is recognized only when a contract is completed or substantially complete.

Term Licensing Revenue

The Company applies the provisions of ASC 985-605, Software Revenue Recognition, to all transactions involving the licensing of software products.

Term license revenue includes arrangements where the Company’s customers receive license rights to use its software along with bundled maintenance and support services for the term of the contract. The majority of the Company’s contracts provide customers with the right to use one or more products up to a specific license capacity. Certain of the Company’s license agreements stipulate that customers can exceed pre-determined base capacity levels, in which case additional fees are specified in the license agreement. Term license revenue is recognized ratably over the term of the license contract.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Deferred Revenue And Costs

On April 20, 2012, the Company sold software technology to VSP Labs, Inc. (“VSP”) pursuant to a Technology Transfer and Development Agreement (“TTDA”) (see Note 15). In accordance with the TTDA, the Company was required to perform additional production and customization of the software technology over the agreement term. The software technology required significant customization and development on the effective date and in accordance with ASC 605-35, the Company has accounted for the TTDA under the completed contract method. The Company and VSP are currently in litigation regarding the TTDA and the outcome is uncertain. Because of the uncertainties that exist under the contract, payments received and costs incurred under the TTDA have been deferred and will be recognized when the TTDA is considered complete and the litigation with VSP is settled.

In addition to the TTDA, the Company maintained a Purchase and Supply Agreement (“VSP Supply Agreement”) with VSP whereby the Company provided eyewear to VSP customers throughout California. In accordance with the VSP Supply Agreement, VSP was required to prepay for the orders of frame inventory. Payments received for prepaid orders are recorded in deferred revenue until such time inventory is shipped to VSP.

Equity-Based Compensation

Compensation expense for all stock-based employee and director compensation awards granted is based on the grant date fair value estimated in accordance with the provisions of ASC Topic 718, Stock Compensation (“ASC Topic 718”). The Company recognizes these compensation costs on a straight-line basis over the requisite service period of the award, which is generally the vesting term. Vesting terms vary based on the individual grant terms.

Advertising Costs

Advertising expenses are charged to expense as incurred. Advertising expense included in selling, general and administrative expenses in the accompanying condensed consolidated statements of operations amounted to approximately $22,000 and $31,000, for the periods ended March 31, 2015 and 2014, respectively.

Operating Leases

Rent expense for operating leases which contain escalating rental clauses is recorded on a straight-line basis over the lease term.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Derivative Financial Instruments

The Company reviews its financial instruments for the existence of embedded derivatives that may require bifurcation if certain criteria are met. These criteria include circumstances in which (i) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics of the host contract, (ii) the hybrid financial instrument that embodies both the embedded derivative instrument and the host contract is not remeasured at fair value under other applicable GAAP with changes in fair value reported in earnings as they occur and (iii) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument subject to certain requirements (except for which the host instrument is deemed conventional). A bifurcated derivative financial instrument is required to be recorded at fair value and adjusted to market at each reporting period end date.

Fair Value Measurements

In accordance with ASC 820, “Fair Value Measurements and Disclosures,” fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs reflecting the reporting entity’s own assumptions.

The carrying amounts of cash and cash equivalents, accounts receivables, and accounts payable and accrued expenses approximate their fair value due to their short-term nature or market terms. However, considerable judgment is involved in making fair value determinations and current estimates of fair value may differ significantly from the amounts presented herein. The fair value of the Company’s derivative obligation liability is classified as Level 3 within the fair value hierarchy since the valuation model of the derivative obligation is based on unobservable inputs.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers” (ASU 201-09). ASU 201-09 provides guidance for revenue recognition and affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets and supersedes the revenue recognition requirements in Topic 605, “Revenue Recognition,” and most industry-specific guidance. The core principle of ASU 2014-09 is the recognition of revenue when a company transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASU 2014-09 defines a five-step process to achieve this core principle and, in doing so, companies will need to use more judgment and make more estimates than under the current guidance. These may include identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation. ASU 2014-09 is effective for fiscal years beginning after December 15, 2017 and interim periods therein, using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). Early adoption is permitted as of the original effective date of December 15, 2016. The Company is currently evaluating the method and impact the adoption of ASU 2014-09 will have on the Company’s condensed consolidated financial statements and disclosures.

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management will be required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. The amendments in ASU 2014-15 are effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Early adoption is permitted. The Company will adopt the methodologies prescribed by ASU 2014-15 by the date required, and does not anticipate that the adoption of ASU 2014-15 will have a material effect on its financial position or results of operations.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 1 - Summary of Significant Accounting Policies (continued)

Recently Issued Accounting Pronouncements (Continued)

In 2015, the FASB issued ASU 2015-03, “Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”). ASU 2015-03 requires companies to present debt issuance costs the same way they currently present debt discounts, as a direct deduction from the carrying value of that debt liability. The Company is currently evaluating the method and impact the adoption of ASU 2015-03 will have on the Company’s condensed consolidated financial statements and disclosures.

In 2015, the FASB issued ASU 2015-11, “Simplifying the Measurement of Inventory” (“ASU 2015-11”). ASU 2015-11 requires companies to measure inventory at the lower of cost and net realizable value. The Company will adopt the methodologies prescribed by ASU 2015-11 by the date required, and does not anticipate that the adoption of ASU 2015-11 will have a material effect on its financial position or results of operations.

Note 2 – Going Concern

As reflected in the accompanying condensed consolidated financial statements, the Company had a net loss of approximately $2,564,000 and net cash and cash equivalents used in operations of approximately $1,276,000 for the period ended March 31, 2015. The Company has a working capital deficit of approximately $3,606,000 and members’ deficit of approximately $16,750,000 as of March 31, 2015. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Historically, the Company has been dependent upon its ability to raise sufficient capital to continue its product and business development efforts and the ability of the Company to continue as a going concern is dependent upon its ability to develop its technologies to the point of revenue recognition. During the period ended March 31, 2015 and year ended December 31, 2014, the Company executed several new managed care contracts which provide for the expansion of eyewear sales revenue.

The Company also continues to expand its product offerings to include the eyeX3 with completed unit shipments commencing in limited volume in the first quarter of 2015. Management plans to market these systems to national and international optical providers and believes that expansion into these markets will accelerate its achievement of cash generated from operations sufficient to maintain operations.

The business plan also includes raising funds from accredited individuals, entities and institutions utilizing private offerings exempt from registration under the Securities Act of 1933, mezzanine financing from venture capital funds, section 144A transactions with qualified institutional buyers and an initial public offering. The Company has successfully raised approximately $1,300,000 and $5,600,000, respectively, net of debt issuance costs, in the period ended March 31, 2015 and year ended December 31, 2014 through the issuance of Convertible Notes Payable, the Series A Private Placement, the Secured Bridge Private Placement and the Royalty Purchase Agreement (see Notes 9 and 10). Further, the Company raised additional capital subsequent to March 31, 2015 (see Note 20).

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 2 – Going Concern (Continued)

Under alternative plans of operations, management would, if considered necessary, be able to substantially reduce operating costs associated with inventory purchases, product development and other operating costs to mitigate the effects of any temporary cash flow shortages.

Management believes that the actions presently being taken by the Company will provide sufficient liquidity for the Company to continue to execute its business plan. However, there can be no assurances that management’s plans will be achieved.

Accordingly, the accompanying condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These condensed consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3 – Accounts Receivable

Accounts receivable consist of the following as of:

	March 31, 2015	December 31, 2014

Accounts receivable, trade	$1,030,228	$784,690
Other receivables	40,587	36,078
	1,070,815	820,768
Less allowance for doubtful accounts	(412,268)	(410,221)
	$658,547	$410,547

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 4 – Inventories, Net

Inventories consist of the following as of:

	March 31, 2015	December 31, 2014

Lenses	$393,107	$347,873
Frame scanning systems and components	302,716	299,018
Frames	211,227	227,086
	$907,050	$873,977

Note 5 – Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following as of:

	March 31, 2015	December 31, 2014
Initial public offering costs	$193,691	$145,076
Prepaid exhibits and tradeshows	-	27,973
Prepaid insurance	26,701	36,976
Prepaid expense - other	62,795	10,120
Other current assets	-	20,000
	$283,187	$240,145

Note 6 – Property and Equipment

Property, plant and equipment consist of the following as of:

	March 31, 2015	December 31, 2014	Estimated Useful Lives

Furniture and fixtures	$149,447	$149,447	5 years
Leasehold improvements	33,694	33,694	3 years
IT equipment	229,386	229,386	3 years
Software	637,040	637,040	3 years
Lab and other equipment	149,380	149,380	3 years
	1,198,947	1,198,947
Less accumulated depreciation	(948,575)	(880,419)
	$250,372	$318,528

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 6 – Property and Equipment (Continued)

Depreciation and amortization expense was approximately $68,000 and $78,000 for the periods ended March 31, 2015 and 2014, respectively.

Note 7 – Other Assets

Other assets consist of the following as of:

	March 31, 2015	December 31, 2014

Security deposits	$52,207	$52,489
Vendor deposits	16,579	16,579
Other assets	11,373	11,373
	$80,159	$80,441

Note 8 – Accrued Liabilities

Accrued liabilities consist of the following as of:

	March 31, 2015	December 31, 2014

Payroll and related taxes	$752,131	$527,660
Accrued interest, third parties	505,276	264,312
Accrued legal settlement	120,000	120,000
Accrued other	466,816	322,066
	$1,844,223	$1,234,038

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – Notes Payable

Notes payable consist of the following as of:

	March 31, 2015	December 31, 2014
Note payable	$32,053	$62,894
Convertible promissory note	200,000	200,000
Promissory note	50,000	50,000
Series A notes	2,992,500	2,992,500
Discount on Series A notes	(638,837)	(1,011,157)
Secured bridge notes	1,155,000	1,155,000
Discount on secured bridge notes	(405,801)	(810,628)
Convertible notes	1,725,000	250,000
	5,109,915	2,888,609
Less current maturities	(32,053)	(2,888,609)
Notes payable, less current maturities	$5,077,862	$-

The following table provides information regarding annual required repayments under the notes payable as of March 31, 2015:

2015 remaining	$32,053
2016	-
2017	3,061,250
2018	3,061,250
$6,154,553

Amortization of debt discount was approximately $900,000 and $0 for the periods ended March 31, 2015 and 2014, respectively.

Note Payable

On August 15, 2014, the Company entered into an agreement for a Business Loan with a financial institution for approximately $100,000. The Business Loan has an effective annual interest rate of 61% based on the repayment terms. Payments on the Business Loan in the amount of $609.09, including principal and interest, commenced on the first business day after the origination date and must be paid every business day until June 14, 2015, the maturity date. As of March 31, 2015 and December 31, 2014, $32,053 and $62,894, respectively, was outstanding under the Business Loan. The Business Loan was repaid subsequent to March 31, 2015.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – Notes Payable (Continued)

Convertible Promissory Note

On January 28, 2014, the Company entered into a convertible promissory note (“Convertible Note”) for a principal amount of $200,000 with a stated interest rate of 18%. The principal was due, as well as any earned but unpaid interest, on January 28, 2015. Interest is paid monthly beginning August 28, 2014. All obligations under the Convertible Promissory Note are secured by a first priority security interest in all inventory of Optima. In conjunction with the Convertible Note, the Company issued a five year warrant to purchase 38.48 of the Company’s membership units (approximately 0.4% of the Company’s then total issued and outstanding capital units) for an exercise price of $250,000.

On January 20, 2015, the maturity date of the Convertible Note was amended to June 30, 2015. The Convertible Note was amended subsequent to March 31, 2015 (see Note 20).

Because of the variable nature of the embedded warrants, the Convertible Note has been accounted for in accordance with ASC 815. However, the fair value of the warrants of the Convertible Note (as determined using the Black Scholes valuation model) was determined to be nominal, therefore, no derivative liability or offsetting debt discount is included in the Company’s condensed consolidated balance sheet as of March 31, 2015 although management will continue to measure the fair value of this instrument each reporting period through maturity date and record the impact under ASC 815 should the value become meaningful to the Company’s condensed consolidated financial statements.

Promissory Note

On February 12, 2014, the Company entered into a promissory note (“Promissory Note”) for a principal amount of $50,000 with a stated interest rate of 18%. The principal is due, as well as any earned but unpaid interest, on June 30, 2015. Interest is paid monthly beginning August 28, 2014. The Promissory Note was amended subsequent to March 31, 2015 (see Note 20).

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – Notes Payable (Continued)

Series A Private Placement

On various dates from May 1, 2014 through September 19, 2014, the Company issued and sold 299.25 investment units to accredited investors (the “Series A Private Placement”). Each investment unit was sold at a purchase price of $10,000 and consisted of (i) a Series A secured promissory note in the principal amount of $10,000 (the “Series A Note”), (ii) five year Class A warrants to purchase one unit of the Company’s membership units at an exercise price of $10,000 per unit, exercisable in whole or in part as of the date of issuance (the “Class A Warrants”), and (iii) five-year Class B warrants (“Class B Warrants”) to purchase one unit of the Company’s membership units at an exercise price of $0.01 per unit, exercisable in whole or in part as of the date of issuance. As a result of the Series A Private Placement, the Company issued warrants to purchase an aggregate of 598.5 of its capital units.

Each Series A Note bears interest at a rate of 9% per annum through December 31, 2014 and at a rate of 18% thereafter until maturity. Each Series A Note matures on the earlier of (i) the 12-month anniversary of the issuance date, (ii) the closing by the Company of any debt or equity financing or series of financings with aggregate gross proceeds of at least $3,000,000, and (iii) the completion of any merger with or acquisition by a third party. All obligations under the Series A Notes are secured by a first priority security interest in all of the assets of the Company, except with respect to the inventory of Optima.

The terms of the Class A Warrants provide that, in the event the Company receives gross proceeds of at least $1,000,000 in a qualified financing (as defined) at a per unit price of less than $10,000 unit, the exercise price will reset to 80% of the financing price. At the time of issuance, the Company determined that the price protection feature on the Class A Warrants constituted a derivative liability because the price protection feature represents a variable conversion feature.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – NOTES PAYABLE (Continued)

Series A Private Placement (Continued)

The Company accounted for the borrowing under the Series A Notes, the Class A Warrants and the Class B Warrants in accordance with the guidance prescribed in ASC 470-20, “Debt with Conversion and other Options.” In accordance with ASC 470-20, the fair value of the Class A Warrants and the relative fair value of the Class B Warrants are considered an original issue discount which is required to be amortized over the life of the note as interest expense using the effective interest rate method.

The relative fair value of the Class B Warrants was approximately $1,024,000 on April 25, 2014 which is included in capital units in the Company's condensed consolidated balance sheets at March 31, 2015 and December 31, 2014 (see Note 18). The Company used the Black-Scholes pricing model to calculate the fair value of the Class B Warrants.

The fair value of the Class A Warrants was approximately $710,000 on April 25, 2014 which was included in derivative liability on the Company's condensed consolidated balance sheet at the issuance date and re-measured as of March 31, 2015 and December 31, 2014 (see Note 14). The Company used a Binomial Lattice Valuation Model to calculate the fair value of the Class A Warrants.

Proceeds received from the Series A Private Placement were approximately $2,633,000 net of related costs of approximately $360,000. Debt issuance costs will be amortized to interest expense over the life of the Series A Note.

In connection with the Series A Private Placement, the Company issued to the placement agent (i) five-year Class A Warrants to purchase an aggregate of 28 membership units and (ii) five-year Class B Warrants to purchase an aggregate of 28 membership units. The fair value of the Class A Warrants was approximately $57,000 and was recorded as debt issue costs and included in derivative liabilities on the Company’s condensed consolidated balance sheet at the issuance date and re-measured as of March 31, 2015 and December 31, 2014 (see Note 14). The fair value of the Class B Warrants was approximately $124,000 and is recorded as debt issue costs and included in members’ capital on the Company’s condensed consolidated balance sheets as of March 31, 2015 and December 31, 2014 (see Note 18).

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – NOTES PAYABLE (Continued)

Series A Private Placement (Continued)

In January 2015, the Company amended certain of the Series A Notes. Note holders representing $970,000 of outstanding principal entered into amendments whereby (a) each Series A Note matures on the earlier of (i) the 12-month anniversary of the issuance date and (ii) the completion of any merger with or acquisition by a third party; and (b) upon an initial public offering or cash acquisition of the Company, the outstanding principal and interest will automatically convert into Common Units at a per unit conversion price equal to (i) in the event of an initial public offering, 100% of the offering price of the Common Units in the Public Offering or (ii) in the event of an acquisition, 80% of the per share valuation of the Company in connection with the acquisition.

Further, note holders representing $1,285,000 of outstanding principal entered into amendments whereby (a) each Series A Note matures on the earlier of (i) the 12-month anniversary of the issuance date and (ii) the completion of any merger with or acquisition by a third party; and (b) upon an initial public offering or cash acquisition of the Company, the outstanding principal and interest may, at the holder’s option, convert into Common Units at a per unit conversion price equal to (i) in the event of an initial public offering, 100% of the offering price of the Common Units in the Public Offering or (ii) in the event of an acquisition, 80% of the per share valuation of the Company in connection with the acquisition. Such amendments were accounted for as modifications of debt.

In conjunction with the amendments, the Company issued five year Class A Warrants to purchase an aggregate of 166.25 membership units to note holders and 13.3 membership units to the private placement agent at an exercise price of $10,000 per unit, exercisable in whole or in part as of the date of issuance. The fair value of the Class A Warrants was approximately $132,000 and was included in derivative liabilities on the Company’s condensed consolidated balance sheet at the issuance date and re-measured as of March 31, 2015.

The Series A Notes were amended subsequent to March 31, 2015 (see Note 20).

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – NOTES PAYABLE (Continued)

Secured bridge Private Placement

On various dates from September 19, 2014 through November 18, 2014, the Company issued and sold 115.5 investment units to accredited investors (the “Secured Bridge Private Placement”). Each investment unit was sold at a purchase price of $10,000 and consisted of (i) a secured promissory note in the principal amount of $10,000 (the “Bridge Note”), (ii) five-year Class A Warrants to purchase one unit of the Company’s membership units, and (iii) five-year Class B Warrants to purchase one unit of the Company’s membership units. As a result of the Secured Bridge Private Placement, the Company issued warrants to purchase an aggregate of 231 of its membership units.

Each Bridge Note bears interest at a rate of 9% per annum through June 30, 2015 and at a rate of 18% thereafter until maturity. Each Bridge Note matures on the earlier of (i) the receipt of funds from the Company’s accounts receivable, (ii) the closing by the Company of any debt financing with aggregate gross proceeds of at least $1,150,000, (iii) five days after the funding of an initial public offering, and (iv) June 30, 2015. All obligations under the Bridge Notes are secured by a second priority junior lien and security interest in all inventory of Optima.

The terms of the Class A Warrants provide that, in the event the Company receives gross proceeds of at least $1,000,000 in a qualified financing (as defined) at a per unit price of less than $10,000 unit, the exercise price will reset to 80% of the financing price. At the time of issuance, the Company determined that the price protection feature on the Class A Warrants constituted a derivative liability because the price protection feature represents a variable conversion feature.

The Company accounted for the borrowing under the Bridge Notes, the Class A Warrants and the Class B Warrants in accordance with the guidance prescribed in ASC 470-20, “Debt with Conversion and other Options.” In accordance with ASC 470-20, the fair value of the Class A Warrants and the relative fair value of the Class B Warrants are considered an original issue discount which is required to be amortized over the life of the note as interest expense using the effective interest rate method.

The relative fair value of the Class B Warrants was approximately $394,000 which is included in additional paid-in capital in the Company's condensed consolidated balance sheet (see Note 18). The Company used the Black-Scholes pricing model to calculate the fair value of the Class B Warrants.

The fair value of the Class A Warrants was approximately $272,000 which was included in derivative liability on the Company's condensed consolidated balance sheet at the issuance date and re-measured as of March 31, 2015 and December 31, 2014 (see Note 14). The Company used a Binomial Lattice Valuation Model to calculate the fair value of the Class A Warrants.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – NOTES PAYABLE (Continued)

Secured bridge Private Placement (Continued)

Proceeds received from the Secured Bridge Private Placement was approximately $991,000 net of related costs of approximately $164,000. Debt issuance costs will be amortized to interest expense over the life of the Bridge Note.

In connection with the Secured Bridge Private Placement, the Company issued to the placement agent (i) five-year Class A Warrants to purchase an aggregate of 9.2 membership units and (ii) five-year Class B Warrants to purchase an aggregate of 9.2 membership units. The fair value of the Class A Warrants was approximately $22,000 and was recorded as debt issue costs and included in derivative liabilities on the Company’s condensed consolidated balance sheet at the issuance date and re-measured as of March 31, 2015 and December 31, 2014 (see Note 14). The fair value of the Class B Warrants was approximately $48,000 and is recorded as debt issue costs and included in members’ capital on the Company’s condensed consolidated balance sheets (see Note 18).

In November 2014, the Company was not in compliance with certain of the Bridge Note agreements, and the notes were amended, curing the default for nonpayment. Such amendments were accounted for as modifications of debt. In conjunction with the amendment, the Company issued (i) five-year Class A Warrants to purchase an aggregate of 55.49 membership units and (ii) five-year Class B Warrants to purchase an aggregate of 55.49 membership units. The fair value of the Class A Warrants was approximately $129,000 and was recorded as debt discount and included in derivative liabilities on the Company’s condensed consolidated balance sheet at the issuance date and re-measured as of March 31, 2015 and December 31, 2014 (see Note 14). The fair value of the Class B Warrants was approximately $288,000 and is recorded as debt discount and included in members’ capital on the Company’s condensed consolidated balance sheets (see Note 18).

The Secured Bridge Notes were amended subsequent to March 31, 2015 (see Note 20).

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – NOTES PAYABLE (Continued)

Convertible Notes Private Placement

On various dates from January 1, 2015 through March 31, 2015, the Company issued and sold 147.5 investment units to accredited investors (the “Convertible Notes Private Placement”). Each investment unit was sold at a purchase price of $10,000 and consisted of (i) a Convertible promissory note in the principal amount of $10,000 (the “Convertible Note”) and (ii) five year Class C warrants to purchase one unit of the Company’s membership units, exercisable in whole or in part as of the date of issuance (the “Class C Warrants”). As a result of the Convertible Notes Private Placement, the Company issued warrants to purchase an aggregate of 147.5 of its membership units.

Each Convertible Note bears interest at a rate of 9% per annum and matures on the 12-month anniversary of the issuance date unless converted into equity upon an initial public offering of the Company’s securities or a cash acquisition of the Company. The terms of the Convertible Notes provide that the unpaid principal and interest amounts will automatically convert into Common Units at a per unit conversion price equal to (i) in the event of an initial public offering, eighty percent (80%) of the offering price of the Common Units (or shares, as the case may be) in the Public Offering (such price, the “Discounted IPO Price”) or (b) in the event of an acquisition, 80% of the per share valuation of the Company in connection with the acquisition.

The terms of the Class C Warrants provide that the exercise price of each warrant shall mean (i) if the warrant becomes exercisable on the Company’s initial public offering date, 110% of the per warrant unit offering price of the Company’s securities in its initial public offering, (ii) if the warrant becomes exercisable upon the occurrence of an acquisition of the Company, the lower of (x) 20% discount to the warrant unit valuation in the acquisition and (y) a per warrant unit price based on a fully diluted market capitalization value of one hundred million dollars ($100,000,000) on the date of the acquisition, and (iii) if the warrant becomes exercisable on the June 30, 2015, a per warrant unit price based on a fully diluted market capitalization value of one hundred million dollars ($100,000,000) on June 30, 2015. At the time of issuance, the Company determined that the variable exercise price feature on the Class C Warrants constituted a derivative liability because the variable exercise price feature represents a variable conversion feature.

The Company accounted for the borrowing under the Convertible Notes and the Class C Warrants in accordance with the guidance prescribed in ASC 470-20, “Debt with Conversion and other Options.” In accordance with ASC 470-20, the fair value of the Class C Warrants is considered an original issue discount which is required to be amortized over the life of the note as interest expense using the effective interest rate method.

The fair value of the Class C Warrants was immaterial on the issuance dates and on March 31, 2015 and December 31, 2014 (see Note 14). The Company used a Binomial Lattice Valuation Model to calculate the fair value of the Class C Warrants. In connection with the Convertible Note Private Placement, the Company issued to the placement agent (i) five-year Class C Warrants to purchase an aggregate of 13.8 membership units.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 9 – NOTES PAYABLE (Continued)

Convertible Notes Private Placement (Continued)

Proceeds received during 2015 from the Convertible Note Private Placement was approximately $1,286,000, net of related costs of approximately $189,000. Debt issuance costs will be amortized to interest expense over the life of the Convertible Note.

The Convertible Notes were amended subsequent to March 31, 2015 (see Note 20).

Note 10 – Royalty Obligation

In February 2014, the Company entered into a Royalty Purchase Agreement with a third party (“Purchaser”). Under the terms of the Royalty Purchase Agreement, the Company was advanced $1,500,000 by the Purchaser and in return, the Company agreed to pay the Purchaser a royalty amount equal to 2.65% of monthly revenue generated from products or services that incorporate any of the Company’s intellectual property (“IP Revenue”) including patents, copyrights and trademarks in perpetuity (“Royalty Payments”). The monthly Royalty Payments are due by the later of (a) five business days following the Company’s receipt of the Purchaser’s invoice and (b) the last business day of the month following the month in which the Royalty Payments were earned. In May and June 2015, the Company amended its Royalty Obligation to borrow an additional $250,000. The royalty rate was amended to 3.09% of monthly IP Revenue; the minimum monthly royalty amount was amended to $36,458; and the monthly royalty payments were deferred from April 2015 through June 2016 and will be due on July 1, 2016. Royalty expense of approximately $94,000 and $27,000 is included in Interest Expense, other on the Company’s condensed consolidated statements of operations for the periods ended March 31, 2015 and 2014.

Approximately $148,000 and $81,000 of accrued royalty expense was included in accrued liabilities on the Company’s condensed consolidated balance sheets as of March 31, 2015 and December 31, 2014, respectively. As of March 31, 2015 and December 31, 2014, $1,500,000 was outstanding under the Royalty Obligation.

At any time during the 90 day period immediately following the fourth anniversary of the date of the Royalty Purchase Agreement, the Company may reduce the Royalty Payments by 50%, including the monthly minimum, upon payment of 150% of the amounts previously advanced by the Purchaser.

Upon a change of control of the Company or a sale of all or substantially all of its assets, the Company may purchase and extinguish all future obligations under the Royalty Purchase Agreement upon payment to the Purchaser $3,500,000, of which 50% can be paid in equity.

The Royalty Obligation was amended subsequent to March 31, 2015 (see Note 20).

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 11 – Related Party Transactions

Long-term notes due to related parties consist of the following:

	March 31, 2015	December 31, 2014
$1,030,639 unsecured note payable with HP Equity Fund LLC pursuant to Plan of Reorganization (see Note 1) dated May 2, 2011. Payments of principal and interest at an interest rate of 4.5% per annum are payable quarterly through September 2016, the maturity date. The Company can defer payments based on Company’s ability to pay, as defined. The Company has elected to defer payments based on current cash flow requirements. The note does not contain any cross default provisions. The note was amended subsequent to March 31, 2015 (see Note 20).	$1,030,639	$1,030,639

$448,993 note payable with HCA Capital Fund LLC pursuant to Plan of Reorganization (see Note 1) dated May 2, 2011. Payments of principal and interest at an interest rate of 9.5% per annum are payable monthly through February 2014. The note payable is secured by substantially all of the assets of the Company. As of December 31, 2013, the Company was not in compliance with the payment provisions of the Agreement. On October 29, 2014, the note payable was amended, curing the default, and amending the maturity date to June 30, 2015. The note was amended subsequent to March 31, 2015 (see Note 20).	448,993	448,993

Subtotal (Forward)	$1,479,632	$1,479,632

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 11 – Related party Transactions (continued)

	March 31, 2015	December 31, 2014

Subtotal (Forward)	$1,479,632	$1,479,632

$206,565 unsecured note payable with PFO Fund LLC pursuant to Plan of Reorganization (see Note 1) dated May 2, 2011. Payments of principal and interest at an interest rate of 4.5% per annum are payable quarterly through September 2016, the maturity date. The Company can defer payments based on Company’s ability to pay, as defined. The note payable does not include cross default provisions. The Company has elected to defer payments based on current cash flow requirements. The note was amended subsequent to March 31, 2015 (see Note 20).	206,565	206,565

$1,550,200 promissory note with Transition Capital, LLC dated September 1, 2012, as amended. Interest accrues at 5.5% per annum with all outstanding principal and interest due on December 20, 2013. The note payable is secured by assets of the Company. As of December 31, 2013, the Company was not in compliance with the note payable agreement. On October 29, 2014, the note payable was amended, curing the default and amending the maturity date to June 30, 2015. The note was amended subsequent to March 31, 2015 (see Note 20).	1,550,200	1,550,200
Subtotal (Forward)	$3,236,397	$3,236,397

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 11 – Related party Transactions (continued)

	March 31, 2015	December 31, 2014

Subtotal (Forward)	$3,236,397	$3,236,397

The Company has an unsecured promissory note with Atlas Technologies, AG which is owned by a relative of the Company’s Chief Executive Officer (“CEO”) dated December 30, 2012 for a principal sum of $117,700 at a stated annual interest rate of 5.5% and matures on the later of (a) the day the CEO ceases to be employed by the Company or (b) after the Company has accumulated sufficient funds based under its reorganization plan. The note was amended subsequent to March 31, 2015 (see Note 20).	117,700	117,700

The Company has an agreement with the CEO effective February 2011 to pay an automobile allowance of $1,633 per month through the date of termination. The Company, under its Plan of Reorganization, is currently limited to paying $750 per month requiring the Company to accrue the remaining $883 per month under the agreement at a stated annual interest rate of 5.5%. The unpaid allowance and interest is due at the later of (a) the day the CEO ceases to be employed by the Company or (b) after the Company has accumulated sufficient funds based under its reorganization plan. The note was amended subsequent to March 31, 2015 (see Note 20).	44,159	41,510

The Company has a promissory note with a relative of the CEO effective September 6, 2011 for a principal sum of $47,210 at a stated annual interest rate of 0% and matures at such time and to the extent that the Company makes interest payments on its debtor in possession loans under its Plan of Reorganization. The note was amended subsequent to March 31, 2015 (see Note 20).	47,210	47,210
Subtotal (Forward)	$3,445,466	$3,442,817

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 11 – Related party Transactions (continued)

	March 31, 2015	December 31, 2014

Subtotal (Forward)	$3,445,466	$3,442,817

The Company has three promissory notes with three members dated July 2011 in a cumulative amount of $1,134,215 at a stated annual interest rate of 9.5%. Principal and unpaid interest was due at maturity in June 2015. The note was amended subsequent to March 31, 2015 (see Note 20).	1,134,215	1,134,215

Total long term notes to related parties	4,579,681	4,577,032
Less current maturities	-	(3,133,408)
Total long term notes to related parties, net of current maturities	$4,579,681	$1,443,624

The following table provides information regarding annual required repayments under the notes payable as of March 31, 2015 taking into account the amendments entered into subsequent to March 31, 2015 (see Note 20):

2015 remaining	$-
2016	-
2017	2,289,841
2018	2,289,840
$4,579,681

The Company incurred interest expense of approximately $75,000 and $74,000 for the periods ended March 31, 2015 and 2014, respectively, which is presented in interest expense – related parties in the accompanying condensed consolidated statements of operations. As of March 31, 2015 and December 31, 2014, approximately $964,000 and $889,000 of accrued but unpaid interest is presented in accrued interest, related parties in the accompanying condensed consolidated balance sheets, respectively.

The Company paid its Chairman, a related party, approximately $0 in consulting fees during the periods ended March 31, 2015 and 2014, respectively. Approximately $195,000 and $114,000 was due to the Chairman as of March 31, 2015 and December 31, 2014, respectively.

The Company paid PFO Europe, a company owned by a relative of the Company’s CEO, approximately $80,000 and $32,000 in fees and expenses during the periods ended March 31, 2015 and 2014, respectively, to market the Company’s products and services in Europe.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 12 – General Unsecured Claims

Pursuant to Optix’s Plan of Reorganization as approved by the United States Bankruptcy Court on September 6, 2011, the Company is required to repay approximately $165,000 to certain unsecured creditors through September 11, 2016, the maturity date. Payments of principal and interest at 4.5% per annum are payable quarterly. As of March 31, 2015 and December 31, 2014, approximately $70,000 and $80,000 of general unsecured claims remained outstanding, respectively. Future principal payments of general unsecured claims as of March 31, 2015 are approximately $32,000, $28,000 and $10,000 for the years ended December 31, 2015, 2016 and 2017, respectively.

Note 13 – Employee Benefits Plan

The Company has a 401(k) plan that covers substantially all employees after completion of three months of eligible service. There is no age requirement to participate in the 401(k) plan and the Company, at its option, matches a discretionary amount of the participant’s contribution not to exceed the amount deductible for Federal income tax purposes. The Company did not contribute to the 401(k) plan during the periods ended March 31, 2015 and 2014.

Note 14 - Derivative Obligation

Class A Warrants

Approximately 180 Class A Warrants were issued during the three months ended March 31, 2015 (see Note 9). At the time of issuance, the Company determined that the price protection feature on the Class A Warrants constituted a derivative liability because the price protection feature represents a variable conversion feature, and estimated the fair value of the derivative liability of approximately $132,000 using a Binomial Lattice Valuation Model and the following assumptions:

Present Value of Unit	$2,271.00
Expected Volatility	26.76%
Expected Term	5 years
Discount Rate	1.29%
Dividend Rate	0%
Exercise Price	$1,949.00

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 14 - Derivative Obligation (Continued)

Class A Warrants (Continued)

Expected volatilities are based on the historical volatilities of comparable companies, industry indexes, and other factors. Expected term is based on remaining term of the Class A Warrants. The discount rate represents the yield on U.S. Treasury bonds with a maturity equal to the expected term. The present value of a unit is based upon management’s estimate of the equity value of the Company and the number of units outstanding.

On March 31, 2015, the Company determined that the fair value of the derivative liability pertaining to all Class A Warrants was approximately $490,000 which is presented as derivative obligation in the accompanying condensed consolidated balance sheets. The fair value of the derivative obligation was estimated using a Binomial Lattice Valuation Model and the following assumptions:

Present Value of Unit	$2,355.00
Expected Volatility	26.26%-26.79%
Expected Term	4.07-4.8 years
Discount Rate	1.13%-1.37%
Dividend Rate	0%
Exercise Price	$2,028.00

The Company recorded a gain of approximately $777,000 and $0 during the periods ended March 31, 2015 and 2014, respectively, representing the net change in the fair value of the derivative liability for the three months ended March 31, 2015, which are presented as fair value changes of derivative instruments, net in the accompanying condensed consolidated statements of operations.

In accordance with accounting principles generally accepted in the United States, the following table represents the Company’s fair value hierarchy for its financial liabilities measured at fair value on a recurring basis as of March 31, 2015:

	Balance at 3/31/2015	Level 1	Level 2	Level 3

Derivative Obligation	$489,709	$-	$-	$489,709

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 14 - Derivative Obligation (Continued)

Class A Warrants (Continued)

The following table reflects the change in fair value of the Company’s derivative liabilities for the period ended March 31, 2015:

Amount
Balance – January 1, 2015	$1,134,690
Addition of derivative obligation at fair value on date of issuance	131,829
Change in fair value of derivative obligation	(776,810)
Balance – March 31, 2015	$489,709

Class C Warrants

Approximately 159 Class C Warrants were issued during the three months ended March 31, 2015 (see Note 9). At the time of issuance, the Company determined that the variable exercise price feature on the Class C Warrants constituted a derivative liability because the variable exercise price feature represents a variable conversion feature, and estimated the fair value of the derivative liability using a Binomial Lattice Valuation Model and the following assumptions:

Present Value of Unit	$2,355.00
Expected Volatility	26.76%
Expected Term	5 years
Discount Rate	1.37%
Dividend Rate	0%
Exercise Price	$11,338.90

Expected volatilities are based on the historical volatilities of comparable companies, industry indexes, and other factors. Expected term is based on remaining term of the Class C Warrants. The discount rate represents the yield on U.S. Treasury bonds with a maturity equal to the expected term. The present value of a unit is based upon management’s estimate of the equity value of the Company and the number of units outstanding.

On March 31, 2015, the Company determined that the fair value of the derivative liability pertaining to the Class C Warrants was immaterial as of such date. The fair value of the derivative obligation was estimated using Binomial Lattice Valuation Model and the following assumptions:

Present Value of Unit	$2,355.00
Expected Volatility	26.26%-26.79%
Expected Term	4.7 – 5.0 years
Discount Rate	1.37%
Dividend Rate	0%
Exercise Price	$11,338.90

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 14 - Derivative Obligation (Continued)

Class C Warrants (Continued)

The fair value of the derivative liability related to the Class C Warrants did not change materially from the date of issuance to March 31, 2015.

Note 15 - Commitment and Contingencies

Operating Lease Agreements

In January 2015, the Company entered into a one year lease for approximately 4,500 square feet of office space (the “Irving Facility”) through December 2015 with monthly payments of approximately $11,300 plus common area maintenance.

In conjunction with the acquisition of Optima in March 2013, the Company assumed a facility lease with an unrelated third party for approximately 10,200 square feet of office space. In January 2015, the Company amended the lease to extend through March 2016 with monthly payments of approximately $8,513.

In addition, the Company leases certain office equipment under an operating lease.

Approximate annual future minimum lease payments under all operating leases, as amended, subsequent to March 31, 2015 are as follows:

2015 remaining	$181,000
2016	25,000
Total minimum lease payments	$206,000

Rental expense for the periods ended March 31, 2015 and 2014 was approximately $68,000 and $74,000, respectively.

Litigation

From time to time, the Company is subject to lawsuits and claims that arise out of its operations in the normal course of business. The Company is a plaintiff or a defendant in various litigation matters in the ordinary course of business, some of which involve claims for damages that are substantial in amount. The Company believes that the disposition of any claims that arise out of operations in the normal course of business will not have a material adverse effect on the Company’s financial position or results of operations.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 15 - Commitment and Contingencies (continued)

Litigation (Continued)

VSP Labs, Inc.

On April 20, 2012, the Company sold software technology to VSP Labs, Inc. (“VSP”) pursuant to a Technology Transfer and Development Agreement (“TTDA”) for $6,000,000 payable in bi-annual installments of $1,000,000 through October 15, 2014 net of credits and incentives as defined in the TTDA. In accordance with the TTDA, the Company was required to perform additional production and customization of the software technology over the agreement term. The software technology required significant customization and development on the effective date and in accordance with ASC 605-35, the Company has accounted for the TTDA under the completed contract method.

On October 25, 2013, VSP filed a lawsuit against the Company in the Superior Court of California, County of Sacramento – Unlimited Civil Division. The lawsuit alleges, among other things, that the Company has failed to provide certain services under the TTDA between the parties which allegedly triggered the right of VSP to perform such services on its own or to engage third parties to render such services. The lawsuit seeks declaratory relief to establish that VSP was entitled to perform the services that the Company allegedly failed to perform and also seeks to establish that VSP is entitled to deduct the fees and expenses associated with the performance of such services from the payments that VSP is otherwise required to make under the terms of the TTDA, in addition to recovery of attorneys’ fees and costs associated with the lawsuit. On December 23, 2014, the Company filed a cross complaint against VSP seeking damages based on breach of contract and unfair business practices. The Company plans to vigorously protest VSP’s claim and continue to pursue the uncollected portions under the TTDA as well as damages under its cross complaint. The Company is unable to express an opinion as to the likely outcome of this claim. An unfavorable outcome could have a materially adverse effect on the Company’s financial position and results of operations.

Deferred revenue, which is comprised of payments received under the TTDA and prepaid orders of frame inventories were approximately $2,582,000 as of March 31, 2015 and December 31, 2014. Deferred costs, which are comprised of costs incurred related to the TTDA, were approximately $294,000 as of March 31, 2015 and December 31, 2014.

During the periods ended March 31, 2015 and 2014, the Company recorded no revenue relating to the VSP Supply Agreement.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 15 - Commitment and Contingencies (continued)

Litigation (continued)

Waud Capital Partners, L.L.C.

On May 22, 2014, Waud Capital Partners, L.L.C. (“Waud”) filed a breach of contract suit against the Company in the Circuit Court of Cook County, Illinois. In its complaint, Waud alleges that pursuant to the terms of the letter agreement between the parties, it is entitled to reimbursement of certain expenses in the amount of approximately $111,000 that Waud incurred in connection with its proposed investment in the Company, in addition to recovery of attorneys’ fees and costs associated with the lawsuit. In May 2015, the lawsuit was settled for $120,000 to be paid via twelve monthly payments beginning June 1, 2015, and such cost is included in accrued liabilities on the Company’s condensed consolidated balance sheets as of March 31, 2015 and December 31, 2014.

Denton-Harvest

Rudolf Suter, the Company’s Chief Executive Officer, is the defendant in a civil action in the United States District Court for the Northern District of Texas, Dallas Division. The plaintiffs, Peter Denton and Harvest Investors, L.P., have filed garnishments related to payments from the Company to Mr. Suter on several occasions. The plaintiffs have also filed a garnishment suit against the Company seeking collection of deferred funds of approximately $113,000 in wages and approximately $47,000 in reimbursements. Trial is scheduled in September 2015. The Company plans to protest the plaintiffs’ claims. The Company is unable to express an opinion as to the likely outcome of this claim.

In a separate suit, the plaintiffs also allege fraudulent conveyances of funds from Mr. Suter to his wife through a “conspiracy” with the Company. Plaintiffs seek approximately $400,000 plus fees and costs from the Company. The Company plans to protest the plaintiffs’ claims. The Company is unable to express an opinion as to the likely outcome of this claim.

Employment Agreements

The Company has employment agreements with various executives for three year terms with automatic one year renewals as defined. The agreements provide for annual salary, bonuses and benefits, and include certain termination benefits if the executives are terminated without cause. Termination benefits are calculated on the base salary and bonus as applicable, in accordance with the respective employment agreement for a period of one year from the date of termination.

On April 9, 2014, an executive was terminated by the Company. The Company entered into a severance agreement and committed to pay the former employee approximately $80,000 via twelve monthly payments beginning May 2014.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 15 - Commitment and Contingencies (continued)

HKO Purchase and Supply Agreement

On August 31, 2010, the Company entered into a Purchase and Supply Agreement with Hong Kong Optical Lens Co. (“HKO Supply Agreement”) with headquarters in Shenzhen, China.

In accordance with the HKO Supply Agreement, HKO sells eyewear, which consists of frames and lenses, and provides frame inventory management services to the Company. The Company provides frames to HKO to fulfill future orders of eyewear and maintains title and risk of loss to these frames while the frames reside in HKO’s warehouse in accordance with the HKO Supply Agreement. Once the frames are used by HKO to fulfill orders of eyewear, risk of loss transfers until such time the eyewear is received by the Company at its facility in Texas or a designated third party which is typically within 2-3 days of order fulfillment. As of March 31, 2015 and December 31, 2014, approximately $188,000 and $188,000, respectively, of inventory pertains to frame inventory maintained in HKO’s warehouse for frames that have not yet been used to fulfill orders of eyewear.

The Company or HKO has the option to terminate the Agreement if either of the following were to occur (i) the other party breaches any material provision of the agreement and the breaching party fails to cure such material breach within thirty days following written notice; or (ii) the other party becomes the subject of any voluntary or involuntary proceeding under the applicable national, federal, or state bankruptcy or insolvency laws and such proceeding is not terminated within sixty (60) days of its commencement. Any change in the relationship with HKO, which in the opinion of management is unlikely, could have an adverse effect on the Company’s business.

Purchases from HKO represented approximately 47% ($249,000) and 15% ($94,000) of the Company’s total purchases for the periods ended March 31, 2015 and 2014, respectively. As of March 31, 2015 and December 31, 2014, approximately $445,000 and $459,000, respectively, was due to HKO which is presented in accounts payable in the accompanying condensed consolidated balance sheets.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 16 – Customer and Vendor Concentrations

During the periods ended March 31, 2015 and 2014, there were two and one customers which accounted for approximately 24% and 12% of the Company’s net sales, respectively. Approximately $171,000 and $292,000 which accounts for approximately 17% and 38% of accounts receivable, trade was due from these customers as of March 31, 2015 and December 31, 2014, respectively.

The main materials used in the Company’s products are polycarbonate and plastic. The Company has many suppliers and sources for these materials to meet their purchasing needs at prices which would not significantly impair their ability to compete effectively. During the periods ended March 31, 2015 and 2014, there were four and two suppliers which accounted for approximately 82% and 27% of the Company’s net purchases, respectively. Approximately $602,000 and $483,000 which accounts for approximately 23% and 22% of accounts payable was due to these vendors as of March 31, 2015 and December 31, 2014, respectively.

Note 17 – Equity Compensation Plan

On October 20, 2012, the Company’s board of directors approved and adopted an equity-based compensation plan (2012 Performance Incentive Plan - “2012 Plan”). 50 capital units were available under the plan. Directors, officers and employees of the Company, and certain consultants to the Company, are eligible to receive Options under the 2012 Plan.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 17 – Equity Compensation Plan (Continued)

In October and December of 2012, the Company granted 50 Options to certain executives for future services to acquire capital units at a weighted average exercise price of $5,000, exercisable over a 10 year term and generally vesting over a 1 year period with 50% of the options vesting on the grant date and the remaining 50% vesting one year from the grant date.

The Company recognized no equity based compensation related to the grant of the Options to its employees for the periods ended March 31, 2015 and 2014.

The following table summarizes the Option activity for the period ended March 31, 2015.

Weighted
Average
		Weighted	Remaining
	Number	Average	Contractual	Aggregate
	of	Exercise	Life	Intrinsic
	Options	Price	(in Years)	Value

Outstanding as of December 31, 2014	50	$5,000	7.9	$9,900
Granted	-	-	-	-
Exercised	-	-	-	-
Forfeited	-	-	-	-
Canceled	-	-	-	-
Outstanding as of March 31, 2015	50	$5,000	7.6	$9,900
Exercisable at March 31, 2015	50	$5,000	7.6	$9,900

The Company had no non-vested options as of March 31, 2015 or December 31, 2014.

Note 18 – Members’ Equity

Subscription Agreements

On September 6, 2011, Holding entered into separate Subscription Agreements with three key employees (“Subscribers”), pursuant to which Holding sold to each Subscriber 400 capital units at a purchase price of $550 per unit. Concurrent with the Subscription Agreements, each Subscriber entered into a promissory note with Holding with a stated principal amount of $220,000 and an annual interest rate of .19%. Interest was to be paid annually commencing one year after the origination date. The principal amount as well as any earned but unpaid interest is due in full 30 months after the origination date.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 18 – Members’ Equity (continued)

Subscription Agreements (continued)

Approximately $660,000 of outstanding principal was due under the promissory notes, which was recorded as units subscribed as of December 31, 2012.

On February 4, 2013, one key employee resigned from the Company and the member units and the promissory note were cancelled and approximately $220,000 was reflected as cancelation of member’s units. As of December 31, 2014, approximately $440,000 of units subscribed remained outstanding.

In February 2015, the remaining notes were cancelled due to non-payment and approximately $440,000 was reflected as cancelation of member’s units on the accompanying condensed consolidated statements of members’ deficit. As of March 31, 2015, no units subscribed remained outstanding.

Membership Unit Purchase Warrants

On January 28, 2014, the Company issued a Convertible Note containing a warrant provision which permits the holder to convert the principal portion of the Convertible Note, at any time prior to the maturity date, into a number of member units equal to 0.4% of the Company’s then total issued and outstanding member units. Based on 9,619.2 units outstanding, the warrant permits the holder to convert the principal amount of the note into 38.48 member units.

The fair value of the warrants of the Convertible Note (as determined using the Black Scholes valuation model) was determined to be nominal, therefore, no derivative liability or offsetting debt discount is included in the Company’s condensed consolidated balance sheets as of March 31, 2015 or December 31, 2014 although management will continue to measure the fair value of this instrument each reporting period through the maturity date and record the impact under ASC 815 should the value become meaningful to the Company’s condensed consolidated financial statements.

The relative fair value of the Class B Warrants was approximately $1,879,000 at the issuance date. The Company used the Black-Scholes pricing model to calculate the fair value of the Class B Warrants using the following assumptions:

Expected dividends	0%
Expected volatility	26.96%-28.25%
Expected term	5 years
Risk free interest rate	1.60%-1.72%

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 18 – Members’ Equity (continued)

Membership Unit Purchase Warrants (Continued)

The fair value of the Class A Warrants was approximately $1,319,000 at the issuance date (see Note 14). The Company used a Binomial Lattice Valuation Model to calculate the fair value of the Class A Warrants (see Note 14).

The fair value of the Class C Warrants was immaterial at the issuance date (see Note 14). The Company used a Binomial Lattice Valuation Model to calculate the fair value of the Class C Warrants (see Note 14).

Pursuant to an engagement letter dated March 11, 2014, the Company issued to the placement agent 197.33 five-year warrants to purchase one membership unit at an exercise price of $0.01 per membership unit, exercisable in whole or in part as of the date of issuance (the “Advisory Services Warrant”). The Advisory Services Warrant is held in escrow by the Company’s legal counsel pending an initial public offering of the Company’s units or other applicable transaction.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 18 – Members’ Equity (continued)

Membership Unit Purchase Warrants (Continued)

The following summarizes the Company’s warrant activity for the period ended March 31, 2015:

			Weighted
			Average
		Weighted	Remaining
	Number	Average	Contractual
	of	Exercise	Life
	Warrants	Price	(in Years)
Outstanding as of December 31, 2014	1,278	$4,339	4.52
Granted	339	10,000	5.00
Exercised	-	-	-
Canceled/Forfeited	-	-	-
Outstanding as of March 31, 2015	1,617	$5,526	4.39
Exercisable as of March 31, 2015	1,617	$5,526	4.39

The following summarizes the Company’s outstanding warrants as of March 31, 2015:

Number
of
Warrants
Class A Warrants	687.0
Class B Warrants	507.5
Class C Warrants	186.3
Other Warrants	235.8
Outstanding as of March 31, 2015	1,616.6

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 19 - Income Taxes

The Company’s income tax rate computed at the statutory federal rate of 34% differs from its effective tax rate primarily due to permanent items and the change in the deferred tax asset valuation allowance.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realizability of deferred tax assets, Management evaluates whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on Management’s evaluation, it is more likely than not that the deferred tax asset will not be realized and as such a valuation allowance has been recorded as of March 31, 2015 and December 31, 2014.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events

Convertible Promissory Note

In April 2015, the maturity date of the Convertible Note was amended to May 1, 2016. On June 29, 2015, the maturity date of the Convertible Note was further amended such that half of the principal matures on July 1, 2017 and the remainder matures on January 1, 2018. Such amendments were accounted for as modifications of debt. Further, the Noteholder was granted the right to convert the Convertible Promissory Note into equity at a price per share discounted by twenty percent (20%) relative to the effective price per share of the common stock in the June 30, 2015 merger transaction; such right expired 30 days subsequent to the merger date.

Promissory Note

In April 2015, the maturity date of the Convertible Note was amended to May 1, 2016. On June 29, 2015, the maturity date of the Convertible Note was further amended such that half of the principal matures on July 1, 2017 and the remainder matures on January 1, 2018. Such amendments were accounted for as modifications of debt. Further, the Noteholder was granted the right to convert the Promissory Note into equity at a price per share discounted by twenty percent (20%) relative to the effective price per share of the common stock in the June 30, 2015 merger transaction; such right expired 30 days subsequent to the merger date.

Series A Private Placement

In May 2015, the Company amended certain of the Series A Notes whereby each Series A Note matures on the earlier of: (i) the 24-month anniversary of the issuance date; (ii) the completion of any acquisition, merger or consolidation of the Company in which the collective ownership of the Company in the transaction would own, in the aggregate, a lower percentage of the total combined voting power of the surviving entity than the acquiring company’s collective ownership; (iii) thirty (30) days following the funding of any financing that results in a listing on a national exchange (i.e., the Nasdaq or NYSE); or (iv) the sale by the Company of all or substantially all the Company’s assets in one transaction or in a series of related transactions. Such amendments were accounted for as extinguishments of debt.

In conjunction with the amendments, the Company issued (i) five year Class A Warrants to purchase an aggregate of 300.25 membership units to note holders and approximately 24 membership units to the private placement agent and (i) five year Class B Warrants to purchase an aggregate of 300.25 membership units to note holders and approximately 24 membership units to the private placement agent.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Series A Private Placement (Continued)

In June 2015, the Company amended the maturity date of each Series A Note such that half of the principal matures on July 1, 2017 and the remainder matures on January 1, 2018. Such amendments were accounted for as modifications of debt. Further, each Noteholder was granted the right to convert the Series A Note into equity at a price per share discounted by twenty percent (20%) relative to the effective price per share of the common stock in the June 30, 2015 merger transaction; such right expires 30 days subsequent to the merger date. In conjunction with the amendments, the Company issued five year Class A Warrants to purchase an aggregate of 24 membership units to the private placement agent.

Secured Bridge Private Placement

In May 2015, the Company was not in compliance with certain of the Bridge Note terms, and the notes were amended, curing the default and modifying the maturity date of the notes whereby each Bridge Note matures on the earlier of: (i) the receipt of funds from accounts receivable in the aggregate principal amount then outstanding of all Bridge Notes; (ii) the receipt of gross proceeds from any accounts receivable financing or factoring financing in an amount equal to at least the aggregate Bridge Note principal; (iii) thirty (30) days following the funding of any financing that results in a listing on a national exchange; (iv) the sale by the Company of all or substantially all the Company’s assets in one transaction or in a series of related transactions; (v) the completion of any acquisition, merger or consolidation of the Company in which the collective ownership of the Company in the transaction would own, in the aggregate, a lower percentage of the total combined voting power of the surviving entity than the acquiring company’s collective ownership; and (vi) January 1, 2016. Such amendments were accounted for as extinguishments of debt.

In conjunction with the amendments, the Company issued (i) five year Class A Warrants to purchase an aggregate of 115.5 membership units to note holders and approximately 9 membership units to the private placement agent and (i) five year Class B Warrants to purchase an aggregate of 115.5 membership units to note holders and approximately 9 membership units to the private placement agent.

In June 2015, the Company further amended the maturity date of certain Bridge Notes such that half of the principal matures on July 1, 2017 and the remainder matures on January 1, 2018. Such amendments were accounted for as modifications of debt. In July 2015, a note with an original principal amount of $125,000 was repaid. Further, each Noteholder was granted the right to convert the Bridge Note into equity at a price per share discounted by twenty percent (20%) relative to the effective price per share of the common stock in the June 30, 2015 merger transaction; such right expires 30 days subsequent to the merger date. In conjunction with the amendments, the Company issued five year Class A Warrants to purchase an aggregate of 103 membership units to note holders and approximately 9 membership units to the private placement agent.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Convertible Note Private Placement

Subsequent to March 31, 2015, the Company issued and sold 32 investment units to accredited investors pursuant to the Convertible Notes Private Placement. Each investment unit was sold at a purchase price of $10,000 and consisted of (i) a Convertible promissory note in the principal amount of $10,000 and (ii) five year Class C Warrants to purchase one unit of the Company’s membership units, exercisable in whole or in part as of the date of issuance. As a result of the Convertible Notes Private Placement, the Company issued warrants to purchase an aggregate of 32 of its membership units.

Each Convertible Note bears interest at a rate of 9% per annum and matures on the 12-month anniversary of the issuance date unless converted into equity upon an initial public offering of the Company’s securities or a cash acquisition of the Company. The terms of the Convertible Notes provide that the unpaid principal and interest amounts will automatically convert into Common Units at a per unit conversion price equal to (i) in the event of an initial public offering, eighty percent (80%) of the offering price of the Common Units (or shares, as the case may be) in the Public Offering (such price, the “Discounted IPO Price”) or (b) in the event of an acquisition, 80% of the per share valuation of the Company in connection with the acquisition.

The terms of the Class C Warrants provide that the exercise price of each warrant shall mean (i) if the warrant becomes exercisable on the Company’s initial public offering date, 110% of the per warrant unit offering price of the Company’s securities in its initial public offering, (ii) if the warrant becomes exercisable upon the occurrence of an acquisition of the Company, the lower of (x) 20% discount to the warrant unit valuation in the acquisition and (y) a per warrant unit price based on a fully diluted market capitalization value of one hundred million dollars ($100,000,000) on the date of the acquisition, and (iii) if the warrant becomes exercisable on the June 30, 2015, a per warrant unit price based on a fully diluted market capitalization value of one hundred million dollars ($100,000,000) on June 30, 2015. At the time of issuance, the Company determined that the variable exercise price feature on the Class C Warrants constituted a derivative liability because the variable exercise price feature represents a variable conversion feature.

The Company accounted for the borrowing under the Convertible Notes and the Class C Warrants in accordance with the guidance prescribed in ASC 470-20, “Debt with Conversion and other Options.” In accordance with ASC 470-20, the fair value of the Class C Warrants is considered an original issue discount which is required to be amortized over the life of the note as interest expense using the effective interest rate method.

The fair value of the Class C Warrants was immaterial on the date of issuance. The Company used a Binomial Lattice Valuation Model to calculate the fair value of the Class C Warrants.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Convertible Note Private Placement (Continued)

Proceeds received from the Convertible Note Private Placement was approximately $282,000, net of related costs of approximately $38,000. Debt issuance costs will be amortized to interest expense over the life of the Convertible Notes.

In connection with the Convertible Note Private Placement subsequent to March 31, 2015, the Company issued to the placement agent (i) five-year Class C Warrants to purchase an aggregate of 2.56 membership units. The fair value of the Class C Warrants was immaterial.

In June 2015, the Company amended the maturity date of each Convertible Note such that half of the principal matures on July 1, 2017 and the remainder matures on January 1, 2018, unless earlier converted into equity. Further, each Noteholder was granted the right to convert the Series A Note into equity at a price per share discounted by twenty percent (20%) relative to the effective price per share of the common stock in the June 30, 2015 merger transaction; such right expires 30 days subsequent to the merger date. In conjunction with the amendments, the Company issued five year Class A Warrants to purchase an aggregate of 16.36 membership units to the private placement agent.

Short-Term Promissory Note

Subsequent to March 31, 2015, the Company entered into a promissory note (“Short-Term Promissory Note”) for a principal amount of $100,000 with a stated interest rate of 9%. The principal is due, as well as any earned but unpaid interest, on the earlier of: (i) the date that is six (6) months after the original issue date; (ii) the date on which any class of equity securities of the Company is initially registered under the Securities Exchange Act of 1934, as amended; (iii) the completion of any acquisition, merger or consolidation of the Company, in which the collective ownership of the Company in the transaction would own, in the aggregate, a lower percentage of the total combined voting power of the surviving entity than the acquiring company’s collective ownership; or (iv) the sale by the Company of all or substantially all the Company’s assets in one transaction or in a series of related transactions.

In conjunction with the Short-Term Promissory Note, the Company issued (i) five year Class A Warrants to purchase an aggregate of 10 membership units at an exercise price of $10,000 per unit and (i) five year Class B Warrants to purchase an aggregate of 10 membership units at an exercise price of $0.01 per unit.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Short-Term Promissory Note (Continued)

In June 2015, the Company amended the maturity date of the Short-Term Promissory Note such that half of the principal matures on July 1, 2017 and the remainder matures on January 1, 2018, unless earlier converted into equity. Further, the Noteholder was granted the right to convert the Short-Term Promissory Note into equity at a price per share discounted by twenty percent (20%) relative to the effective price per share of the common stock in the June 30, 2015 merger transaction; such right expires 30 days subsequent to the merger date.

In conjunction with the amendment, the Company issued five year Class A Warrants to purchase an aggregate of 10 membership units to the note holder and approximately 0.8 membership units to the private placement agent.

Other Note and Royalty Obligation Amendments

In June 2015, the Company amended the maturity date of each Convertible Promissory Note, Promissory Note, Series A Note, Bridge Note, Convertible Note and Related Party Note such that half of the principal matures on July 1, 2017 and the remainder matures on January 1, 2018, unless earlier converted into equity, with the exception of notes totaling $125,000 which were repaid in July 2015 (see Notes 9 and 11). Further, each Noteholder was granted the right to convert the applicable note into equity at a price per share discounted by twenty percent (20%) relative to the effective price per share of the common stock in the June 30, 2015 merger transaction; such right expires 30 days subsequent to the merger date.

Also, in June 2015, the Company entered into a promissory note (“Unsecured Convertible Promissory Note”) for a principal amount of $400,000 with the Royalty Obligation Purchaser. $275,000 of principal was repaid, as well as a $50,000 interest payment, in July 2015; and the remaining $125,000 principal amount is due on July 1, 2016.

Related Party Notes

In June 2015, the Company amended the maturity date of its related party notes such that half of the principal matures on July 1, 2017 and the remainder matures on January 1, 2018. Such amendments were accounted for as modifications of debt.

Warrants

Subsequent to March 31, 2015, the Company issued approximately 622 Class A Warrants, 459 Class B Warrants, and 35 Class C Warrants in conjunction with the issuance of additional Convertible Notes and a Short-Term Promissory Note and amendments to its Series A Notes, Bridge Notes, Convertible Notes and Short-Term Promissory Note (see Notes 9 and 20).

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Warrants (Continued)

Further, in April 2015, the Company issued a warrant to purchase 450 membership units at an exercise price of $0.01 per unit, subject to vesting, to a consultant. 50% of the warrant units purchasable under the warrant vest and become exercisable by the holder when the Company has earned a trailing twelve month net revenue amount from the specified customers equal to or greater than twenty-five million dollars ($25,000,000) in the aggregate, and (ii) the remaining warrant units purchasable under the warrant vest and become exercisable by the holder when the Company has earned a trailing twelve month net revenue amount from the specified customers equal to or greater than fifty million dollars ($50,000,000) in the aggregate; provided, however, that if an acquisition transaction occurs prior to April 2, 2016 that values the Company at an amount equal to two hundred million dollars ($200,000,000) or more, 100% of the warrant units purchasable under the warrant immediately vest and become exercisable by the holder.

In conjunction with the merger on June 30, 2015, the warrant issued in conjunction with the Convertible Note for 38.48 member units was re-issued to permit the holder to purchase 57,820 shares of PFGB common stock at an exercise price of $1.00 per share; each Class A Warrant was re-issued to permit the holder to purchase 6,250 shares of PFGB common stock at an exercise price of $1.60 per share; each Class C Warrant was re-issued to permit the holder to purchase 1,502.6 shares of PFGB common stock at an exercise price of $2.20 per share; and each Class B Warrant was converted into 1,756.6 shares of PFGB common stock. Also, in conjunction with the merger on June 30, 2015, the Advisory Services Warrant were converted into 346,631 shares of PFGB common stock. Such warrant will be accounted for at the time of the merger.

Equity Compensation Plan

In June, 2015, the Company’s board of directors adopted the Company’s 2015 Equity Incentive Plan (the “2015 Plan”). The 2015 Plan enables the Company to formulate and implement a compensation program that will attract, motivate and retain employees through the ability to grant a variety of stock-based awards. No such awards have been granted under the 2015 Plan.

Merger

On June 30, 2015 (the “Effective Date”), Pro Fit Optix Holding Company LLC (“Holding”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PFO Global, Inc. (“PFGB”) and PFO Acquisition Corp., a wholly-owned subsidiary of PFGB (“Merger Sub”). Pursuant to the Merger Agreement, on the Effective Date, PFGB completed the acquisition of Holding by means of a merger of Merger Sub with and into Holding, such that Holding became a wholly-owned subsidiary of PFGB (the “Merger”). Holding’s members immediately before the merger own a majority of PFGB after the merger, which represented a change in control of PFGB.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Merger (Continued)

For accounting purposes, the Merger was recognized in accordance with ASC 805-40, Reverse Acquisitions. Accordingly, PFGB has been recognized as the accounting acquiree in the Merger, with Holding being the accounting acquirer, and the consolidated financial statements for the reporting periods from January 1, 2015 through March 31, 2015 being those of Holding at historical cost, rather than those of PFGB. The consolidated financial statements for the periods since June 30, 2015, the day the Merger was consummated, will recognize Holding and PFGB as a consolidated group for accounting and reporting purposes, albeit with a carryover capital structure inherited from PFGB (attributable to the legal structure of the transaction). Accordingly, net assets acquired were recorded at fair value of the shares retained by PFGB stockholders.

Pursuant to the terms of the Merger Agreement, PFGB issued an aggregate of 14,999,998 shares (the “Merger Shares”) of PFGB’s common stock, par value $0.0001 per share (the “Common Stock”), to the holders, immediately prior to the Effective Date, of the Company’s membership units and certain warrants to purchase the Company’s membership units, as consideration for the acquisition and the cancellation of such securities. Certain Company convertible securities which did not convert into shares of Common Stock in the Merger (the “Non-Converting Securities”) were exchanged into like convertible securities to acquire shares of Common Stock, at an exercise price per share appropriately adjusted. The PFGB shareholders immediately prior to the Merger retained approximately 5,918,508 shares of Common Stock and equivalents, including (i) 1,622,508 shares of Common Stock retained by certain shareholders, (ii) 2,500,000 shares of Common Stock issuable upon the conversion of 23.98893367 shares of PFGB’s Series A preferred stock to be placed in escrow (the “Escrowed Shares”) and (iii) approximately 1,796,000 shares of Common Stock issued in connection with various investor relations firms and advisors to satisfy obligations of PFGB before the Effective Date.

Also pursuant to the terms of the Merger Agreement, at the Effective Date, PFGB expressly assumed all obligations of the Company under the Non-Converting Securities, including all of the Company’s outstanding promissory notes. At the Effective Date, certain of the Company’s officers and managers were appointed as officers and directors, respectively, of PFGB, and the prior officers and directors of PFGB resigned.

Also pursuant to the terms of the Merger Agreement, on the Effective Date, the Company, Merger Sub, PFGB, and a third party (the “Account Advisor”) and an escrow agent (the “Escrow Agent”), entered into an Escrow Agreement (the “Escrow Agreement”). Pursuant to the terms of the Escrow Agreement, the Escrow Agent will hold the Escrowed Shares in escrow, for release pursuant to written instructions provided from time to time by the Account Advisor. Any Escrowed Shares not released pursuant to such written instructions prior to the 18 month anniversary of the Effective Date shall be returned to the Company for cancellation.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Merger (Continued)

The shares retained by PFGB total 5,918,508 common share equivalents and were valued at approximately $3,906,000 based on a per share valuation of $0.66. The per share valuation was based on a discounted cash flow of estimated future financial results, valuation metrics of other companies in the same industry, a discount for lack of liquidity, the amount of outstanding debt, and other factors. PFGB also had liabilities of approximately $262,000 as of the Effective Date. The assets acquired and liabilities assumed were recorded at their fair values at the date of acquisition based on management’s estimates of such fair values. The excess of purchase price over the fair value of net assets acquired amounting to approximately $4,153,000 was recorded as goodwill. Transaction costs associated with this acquisition were expensed as incurred.

The following table summarizes the purchase price allocation and the fair value of the net assets acquired and liabilities assumed (marked to market), and the resulting amount of goodwill in the acquisition of PFGB (the accounting acquiree) at the Effective Date.

Assets acquired:
Patents	$15,000

Liabilities assumed:
Accounts payable	(262,248)
(247,248)
Goodwill	4,153,463
Total consideration	$3,906,215

The following unaudited pro forma financial information presents results for the three months ended March 31, 2015 as if the acquisition of PFO Global, Inc. had occurred on January 1, 2015.

	Pro Fit Optix Holding Company	PFO Global, Inc. prior to acquisition	Pro Forma Adjustments	Pro Forma Combined

Revenue	$765,791	$-	$-	$765,791
Cost of Sales	526,918	-	-	526,918
Operating Expenses	2,155,488	119,829	-	2,275,317
Operating Loss	(1,916,615)	(119,829)	-	(2,036,444)
Non operating (income) expenses	647,319	976	-	648,295
Loss before income taxes	(2,563,934)	(120,805)	-	(2,684,739)
Income taxes	-	-	-	-
Net Loss	$(2,563,934)	$(120,805)	-	$(2,684,739)

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Securities Purchase Agreement

Also on June 30, 2015, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Hillair Capital Investment L.P. (the “Investor”), pursuant to which the Company sold an aggregate of $4,480,000 in principal amount of an 8% original issue discount senior secured convertible debenture, dated July 1, 2015 (the “Debenture”), for an aggregate purchase price of $4,000,000 to the Investor. Pursuant to the Securities Purchase Agreement, the Company also issued to the Investor a warrant, dated July 1, 2015 (the “SPA Warrant”), to purchase an aggregate of 2,240,000 shares of Common Stock (subject to adjustment).

The Debenture matures on January 1, 2017, and accrues interest at the rate of 8% per annum. One quarter of the original principal amount of the Debenture is payable on each of July 1, 2016 and October 1, 2016, and the remaining principal amount of the Debenture is payable on January 1, 2017 (each, a “Periodic Redemption Date”). Accrued interest on the Debenture is payable on January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 2016. Amounts of principal and accrued interest under the Debenture is convertible at the option of the Investor at any time into shares of Common Stock at an initial conversion price (as may be adjusted, the “Conversion Price”) of $2.00 per share, subject to certain ownership limitations and adjustment provisions. The Conversion Price is subject to reduction to an amount equal to 90% of the effective price per share of securities issued by PFGB (i) in a registered offering of Common Stock or securities convertible into or exchangeable for shares of Common Stock (collectively “Common Stock Equivalents”) or (ii) in any other financing or series of financings of Common Stock or Common Stock Equivalents with gross proceeds of $4,000,000 or more (each, a “Triggering Event”). Beginning six months after the Effective Date, the Company has the option, subject to certain conditions, to redeem some or all of the then outstanding principal amount of the Debenture for cash in an amount equal to the sum of (i) 120% of the then outstanding principal amount of the Debenture, (ii) accrued but unpaid interest and (iii) any liquidated damages and other amounts due in respect of the Debenture. Pursuant to the terms of the Debenture, the Company has agreed to certain negative covenants, including not to incur or repay any other indebtedness, for so long as any portion of the Debenture remains outstanding.

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Securities Purchase Agreement (Continued)

The SPA Warrant is exercisable for a period of five years from the Effective Date, at an initial exercise price (the “Exercise Price”) of $2.40 per share. In addition to customary adjustments for stock splits and the like, if a Triggering Event occurs, the Exercise Price is subject to reduction to the Conversion Price applicable as a result of such Triggering Event, in which event the number of shares of Common Stock issuable under the SPA Warrant would be increased such that the aggregate Exercise Price payable under the SPA Warrant, after taking into account the decrease in the Exercise Price, would be equal to the aggregate Exercise Price prior to such adjustment. If at any time after the six month anniversary of the Effective Date there is no effective registration statement registering, or no current prospectus available for, the resale of the shares of Common Stock underlying the SPA Warrant, then the SPA Warrant may be exercised, in whole or in part, at such time on a “cashless exercise” basis.

The Company’s obligations under the Debenture are secured by a lien on all of the Company’s assets, including a pledge of the securities of the Company’s subsidiaries, pursuant to the terms of a Security Agreement (the “Security Agreement”) entered into as of the Effective Date between the Company and the Investor.

Pursuant to the terms of the Securities Purchase Agreement, the Investor received a right of first refusal to purchase up to 100% of the securities offered by the Company in future private placement offerings through the first anniversary of the Effective Date. In addition, from the Effective Date until the 12-month anniversary of the date the Common Stock is listed on Nasdaq or NYSE MKT, the Investor may, in its sole determination, elect to purchase, in one or more purchases, additional debentures with an aggregate subscription amount of up to $4,000,000, and SPA Warrants to purchase that number of shares of Common Stock equal to the original principal amount of such additional debentures divided by $2.00. Subject to certain exceptions, the Company agreed (i) for a period of 180 days following the Effective Date, not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock, and (ii) until such time as the Debenture and SPA Warrant are no longer outstanding, not to issue any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock at an effective per share purchase price of less than $2.40 (subject to adjustment for stock splits and the like), provided that after the time that the Debenture is no longer outstanding, the Company may receive a waiver from such restriction by paying the Investor an amount in cash equal to 15% of the purchase price paid by the Investor for the Debenture. If at any time during the period beginning on the six-month anniversary of the Effective Date and ending at such time as all of the shares of Common Stock underlying the Debenture and the SPA Warrant (collectively, the

PRO FIT OPTIX HOLDING COMPANY, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

Note 20 – Subsequent Events (Continued)

Securities Purchase Agreement (Continued)

“Securities”) can be sold without restriction or limitation pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), if the Company either (i) shall fail for any reason to satisfy the current public information requirements contained in Rule 144 or (ii) has ever been, or becomes in the future, an issuer described in section (i)(1)(i) of Rule 144, then the Company shall be obligated to pay to the Investor an amount in cash, as liquidated damages and not as a penalty, equal to 2% of the purchase price paid by the Investor for the Debenture per month until the applicable event giving right to such payments is cured (or the Investor is nonetheless able to transfer its Securities pursuant to Rule 144).

Also on the Effective Date, pursuant to the terms of the Securities Purchase Agreement, the Investor entered into a lock-up agreement (the “Investor Lock-Up Agreement”), pursuant to which it agreed, subject to certain exceptions and conditions, not to sell any of the Securities for a period commencing on the Effective Date and ending on the earlier of (i) the first anniversary of the Effective Date, (ii) the date on which the Company notifies the Investor of its intention to redeem some or all of the outstanding principal amount of the Debenture pursuant to the terms thereof or (iii) a trading day on or after the nine month anniversary of the Effective Date on which either: (x) the aggregate dollar trading volume of the Common Stock since the Effective Date equals or exceeds $10,000,000 (provided that since the Effective Date, the closing bid price of the Common Stock has been equal to or exceeded $4.00 for a period of 30 consecutive trading days) or (y) the closing bid price of the Common Stock equals or exceeds $8.00 for a period of 30 consecutive trading days.